UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

GrabAGun Digital Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42748	33-4289144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Beltline Road, Suite 403
Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 552-7246

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEW	New York Stock Exchange NYSE Texas
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PEWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2026, GrabAGun Digital Holdings Inc. (the “Company”) announced the retirement of Justin Hilty and his resignation from his current roles as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, effective August 14, 2026. Mr. Hilty will continue to be employed by the Company, serving in a transitional role until September 1, 2026, at which time he will retire from the Company. Mr. Hilty’s decision was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies, practices or financial statements, including its controls or other financial related matters.

The Company also announced the appointment of Jonathan Terry as the Company’s Chief Financial Officer, principal accounting officer and principal financial officer, effective August 14, 2026. Mr. Terry will succeed Mr. Hilty.

Mr. Terry, 50, most recently served as Vice President, Global Finance at YETI Holdings, Inc. (NYSE: YETI), from 2023 through May, 2026. Previously, he served as Chief Financial Officer of Outschool, a venture-backed ed-tech marketplace, from 2022 to 2023, and as Chief Financial Officer of Outdoorsy/Roamly, an outdoor travel and insure-tech platform, from 2021 to 2022. From 2020 to 2021, Mr. Terry served as Chief Financial Officer of RetailMeNot, a private equity-owned digital marketplace. Earlier in his career Mr. Terry spent more than six years at Arrow Electronics, Inc. (NYSE: ARW) in finance leadership roles (from 2012 to 2018), and more than seven years at Dell Inc. in progressive FP&A and controllership roles (from 2005-2012). Mr. Terry holds a B.A. (Honors) in International Accounting, First Class, from the University of Glamorgan and is an Associate of the Chartered Institute of Management Accountants.

There are no arrangements or understandings between Mr. Terry and any other persons pursuant to which he was appointed Chief Financial Officer. There are no family relationships between Mr. Terry and any director or executive officer of the Company and the Company has not entered into any transactions with Mr. Terry that are reportable pursuant to Item 404(a) of Regulation S-K.

Jonathan Terry Employment Agreement; RSU Award

On August 7, 2026, effective as of August 10, 2026, the Company entered into an employment agreement with Mr. Terry (the “Employment Agreement”), pursuant to which Mr. Terry agreed to serve as the Company’s Chief Financial Officer. Mr. Terry’s employment commenced on August 10, 2026 (the “Effective Date”), with his appointment as Chief Financial Officer effective August 14, 2026. Under the Employment Agreement, Mr. Terry will receive an annual base salary of $400,000 and will be eligible to receive an annual performance bonus with a target opportunity of 60% of his base salary and a maximum payout potential of 120%, based on a combination of Company and individual performance goals. Pursuant to the Employment Agreement, Mr. Terry will also be eligible to receive long-term equity compensation under the 2025 Stock Incentive Plan (the “2025 Plan”), alongside the other executive officers of the Company. In addition, the Company will provide Mr. Terry with up to $40,000 in relocation assistance.

On the Effective Date, in connection with the Employment Agreement, the Company granted Mr. Terry $300,000 in restricted stock units (“RSUs”), with the number of shares underlying such RSUs determined based on the market value of the Company’s common stock at the close of trading on the Effective Date, vesting in equal one-third installments on each of the first three anniversaries of the Effective Date (i.e., August 10, 2027, August 10, 2028 and August 10, 2029), subject to Mr. Terry’s continued employment through the applicable vesting dates. The award was granted under the Company’s 2025 Plan, and subject to the terms and conditions of a Restricted Stock Unit Agreement between Mr. Terry and the Company.

In the event the Company terminates Mr. Terry’s employment without Cause (as defined in the Employment Agreement), subject to his execution of a general release of claims, Mr. Terry will be entitled to receive (i) continued payment of his base salary for twelve months following the date of termination, (ii) his annual bonus for the year of termination, based on actual achievement of performance criteria, pro-rated for the period of employment during the fiscal year in which termination occurs, and (iii) continuation of benefits for six months following termination. The Employment Agreement contains customary non-competition restrictions for a period of one year following termination of employment and non-solicitation restrictions for a period of two years following termination of employment. Either party may terminate the Employment Agreement upon thirty (30) days’ advance written notice.

The foregoing description of the terms of Mr. Terry’s employment with the Company and the terms of the RSU award granted to Mr. Terry does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement included as Exhibit 10.1 hereto and the Company’s form of Restricted Stock Unit Agreement included as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on September 19, 2025, respectively, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On August 13, 2026, the Company issued a press release announcing the retirement and resignation of Mr. Hilty and the appointment of Mr. Terry, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Employment Agreement, effective August 10, 2026, by and between GrabAGun Digital Holdings Inc. and Jonathan Terry.
99.1	Press Release issued by GrabAGun Digital Holdings Inc. on August 13, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRABAGUN DIGITAL HOLDINGS INC.

Date: August 13, 2026	By:	/s/ Jonathan B. Wolens
		Name:	Jonathan B. Wolens
		Title:	General Counsel and Corporate Secretary

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